UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 1, 2016

PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by PBF Energy Inc. (“PBF Energy”) and PBF Holding Company LLC (“PBF Holding”) on July 5, 2016 (the “Original Filing”), PBF Holding completed the acquisition of the Torrance refinery, and related logistics assets (collectively, the "Torrance Acquisition"), on July 1, 2016.

This amendment is being filed to amend Item 9.01 Financial Statements and Exhibits of the Original Filing, to provide certain audited and unaudited financial statements related to the Torrance Acquisition and related unaudited pro forma financial information of PBF Energy and PBF Holding.

Item 9.01.    Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
Audited combined financial statements of Torrance Refinery & Associated Logistics Business comprised of the combined balance sheets as of December 31, 2015, 2014 and 2013, and the related combined statements of income, changes in net parent investment and cash flows for the years then ended, and the related notes to the combined financial statements, copies of which are filed as Exhibit 99.1 hereto.
Unaudited condensed combined financial statements of Torrance Refinery & Associated Logistics Business comprised of the condensed combined balance sheet as of June 30, 2016 and the related condensed combined statements of operations, changes in net parent investment and cash flows for the six months ended June 30, 2016 and June 30, 2015, and the related notes to the unaudited condensed combined financial statements, copies of which are filed as Exhibit 99.2 hereto.
(b) Pro Forma Financial Information
Unaudited pro forma consolidated financial statements of PBF Holding as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015, copies of which are filed as Exhibit 99.3 hereto.

Unaudited pro forma consolidated financial statements of PBF Energy as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015, copies of which are filed as Exhibit 99.4 hereto.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Historical audited combined financial statements of Torrance Refinery & Associated Logistics Business as of and for the years ended December 31, 2015, 2014 and 2013.
99.2	Historical unaudited condensed combined financial statements of Torrance Refinery & Associated Logistics Business as of and for the six months ended June 30, 2016.
99.3	Unaudited pro forma consolidated financial statements of PBF Holding as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015.
99.4	Unaudited pro forma consolidated financial statements of PBF Energy as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:	September 13, 2016

PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel

Dated:	September 13, 2016

PBF Holding Company LLC
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Historical audited combined financial statements of Torrance Refinery & Associated Logistics Business as of and for the years ended December 31, 2015, 2014 and 2013.
99.2	Historical unaudited condensed combined financial statements of Torrance Refinery & Associated Logistics Business as of and for the six months ended June 30, 2016.
99.3	Unaudited pro forma consolidated financial statements of PBF Holding as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015.
99.4	Unaudited pro forma consolidated financial statements of PBF Energy as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015.